Exhibit 10.16


                          REVOLVING LINE OF CREDIT NOTE


$1,000,000.00                                             Minneapolis, Minnesota
                                                          October 21, 2003

         FOR VALUE RECEIVED, the undersigned UNITED FINANCIAL CORP. ("Borrower") promises to pay to the order of WELLS FARGO. BANK, NATIONAL ASSOCIATION ("Bank") at its office at Correspondent Banking Minnesota Office at 6th and Marquette, Minneapolis, Minnesota 55479, Minnesota, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of One Million Dollars ($1,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

INTEREST:

         (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) at a rate per annum one and three quarters percent (1.75%) above the Fed Funds Rate in effect from time to time. The term "Fed Funds Rate" means a fluctuating interest rate per annum set by Bank at approximately noon each business day as the rate at which funds are offered to Bank by Federal funds brokers. Borrower understands and agrees that Bank may base its quotation upon recognized market sources, including such quotes as are received by Bank from Federal funds brokers of recognized standing selected by it.

         (b) Payment of Interest. Interest accrued on this Note shall be payable on the last day of each March, June, September and December, commencing December 31, 2003.

         (c) Default Interest. From and after the maturity date of this Note, or such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

           (a) Borrowing and Repayment. Borrower may from time to time during the term of this Note borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in full on November 1, 2004.

           (b) Advances. Advances hereunder, to the total amount of the principal sum stated above, may be made by the holder at the oral or written request of (i) Kurt R. Weise, any one acting alone, who are authorized to request advances and direct the disposition of any

                                  Exhibit 10.16


ADVANCES UNTIL WRITTEN NOTICE OF THE REVOCATION OF SUCH AUTHORITY IS RECEIVED BY THE HOLDER AT THE OFFICE DESIGNATED ABOVE, OR (II) ANY PERSON, WITH RESPECT TO ADVANCES DEPOSITED TO THE CREDIT OF ANY DEPOSIT ACCOUNT OF ANY BORROWER, WHICH ADVANCES, WHEN SO DEPOSITED, SHALL BE CONCLUSIVELY PRESUMED TO HAVE BEEN MADE TO OR FOR THE BENEFIT OF EACH BORROWER REGARDLESS OF THE FACT THAT PERSONS OTHER THAN THOSE AUTHORIZED TO REQUEST ADVANCES MAY HAVE AUTHORITY TO DRAW AGAINST SUCH ACCOUNT. THE HOLDER SHALL HAVE NO OBLIGATION TO DETERMINE WHETHER ANY PERSON REQUESTING AN ADVANCE IS OR HAS BEEN AUTHORIZED BY ANY BORROWER.

         (c) APPLICATION OF PAYMENTS. EACH PAYMENT MADE ON THIS NOTE SHALL BE CREDITED FIRST, TO ANY INTEREST THEN DUE AND SECOND, TO THE OUTSTANDING PRINCIPAL BALANCE HEREOF.

EVENTS OF DEFAULT:

         THIS NOTE IS MADE PURSUANT TO AND IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN CREDIT AGREEMENT BETWEEN BORROWER AND BANK DATED AS OF OCTOBER 30, 2002, AS AMENDED FROM TIME TO TIME (THE "CREDIT AGREEMENT"). ANY DEFAULT IN THE- PAYMENT OR PERFORMANCE OF ANY OBLIGATION UNDER THIS NOTE, OR ANY DEFINED EVENT OF DEFAULT UNDER THE CREDIT AGREEMENT, SHALL . CONSTITUTE AN "EVENT OF DEFAULT" UNDER THIS NOTE.

MISCELLANEOUS:

         (a) Remedies. UPON THE OCCURRENCE OF ANY EVENT OF DEFAULT, THE HOLDER OF THIS NOTE, AT THE HOLDER'S OPTION, MAY DECLARE ALL SUMS OF PRINCIPAL AND INTEREST OUTSTANDING HEREUNDER TO BE IMMEDIATELY DUE AND PAYABLE WITHOUT PRESENTMENT, DEMAND, NOTICE OF NONPERFORMANCE, NOTICE OF PROTEST, PROTEST OR NOTICE OF DISHONOR, all OF WHICH ARE EXPRESSLY WAIVED BY EACH BORROWER, AND THE OBLIGATION, IF ANY, OF THE HOLDER TO EXTEND ANY FURTHER CREDIT HEREUNDER SHALL IMMEDIATELY CEASE AND TERMINATE. EACH BORROWER SHALL PAY TO THE HOLDER IMMEDIATELY UPON DEMAND THE FULL AMOUNT OF ALL PAYMENTS, ADVANCES, CHARGES, COSTS AND EXPENSES, INCLUDING REASONABLE ATTORNEYS' FEES (TO INCLUDE OUTSIDE COUNSEL FEES AND ALL ALLOCATED COSTS OF THE HOLDER'S IN-HOUSE COUNSEL), EXPENDED OR INCURRED BY THE HOLDER IN CONNECTION WITH THE ENFORCEMENT OF THE HOLDER'S RIGHTS AND/OR THE COLLECTION OF ANY AMOUNTS WHICH BECOME DUE TO THE HOLDER UNDER THIS NOTE, AND THE PROSECUTION OR DEFENSE OF ANY ACTION IN ANY WAY RELATED TO THIS NOTE, INCLUDING WITHOUT LIMITATION, ANY ACTION FOR DECLARATORY RELIEF, WHETHER INCURRED AT THE TRIAL OR APPELLATE LEVEL, IN AN ARBITRATION PROCEEDING OR OTHERWISE, AND INCLUDING ANY OF THE FOREGOING INCURRED IN CONNECTION WITH ANY BANKRUPTCY PROCEEDING (INCLUDING WITHOUT LIMITATION, ANY ADVERSARY PROCEEDING, CONTESTED MATTER OR MOTION BROUGHT BY BANK OR ANY OTHER PERSON) RELATING TO ANY BORROWER OR ANY OTHER PERSON OR ENTITY.

         (b) OBLIGATIONS JOINT AND SEVERAL. SHOULD MORE THAN ONE PERSON OR ENTITY SIGN THIS NOTE AS A BORROWER, THE OBLIGATIONS OF EACH SUCH BORROWER SHALL BE JOINT AND SEVERAL.

         (c) GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA.

                                  Exhibit 10.16


IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.


UNITED FINANCIAL CORP.

By:
Title:

                                  Exhibit 10.16


                       FIRST AMENDMENT TO CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment') is entered into as of October 21, 2003, by and between UNITED FINANCIAL CORP., a Minnesota corporation ("Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").

                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of October 30, 2002, as amended from time to time ("Credit Agreement").

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

         1. Section 1.1 (a) is hereby amended (a) by deleting "October 30, 2003" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "November 1, 2004," and (b) by deleting "Three Million Dollars ($3,000,000.00)" as the maximum principal amount available under the Line of Credit, and by substituting for said amount "One Million Dollars ($1,000,000.00)," with such changes to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit. Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

         2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

         3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

                                  Exhibit 10.16


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


UNITED FINANCIAL CORP.

By:    /s/ Kurt R. Weise
       -----------------------------
       Kurt R. Weise

Title: Chairman
       -----------------------------



WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Michael Bodeen
       -----------------------------
       Michael Bodeen

Title: Vice President
       -----------------------------

                                  Exhibit 10.16


WELLS FARGO                                      CORPORATE RESOLUTION: BORROWING
TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

RESOLVED: That this corporation, UNITED FINANCIAL CORP., proposes to obtain credit from time to time, or has obtained credit, from Wells Fargo Bank, National Association ("Bank").

         BE IT FURTHER RESOLVED, that any one of the following officers:



together with any one of the following officers:

         NONE

of this corporation be and they are hereby authorized and empowered for and on behalf of and in the name of this corporation and as its corporate act and deed:
         (a) To borrow money from Bank and to assume any liabilities of any other person or entity to Bank, in such form and on such terms and conditions as shall be agreed upon by those authorized above and Bank, and to sign and deliver to Bank such promissory notes and other evidences of indebtedness for money borrowed or advanced and/or for indebtedness assumed as Bank shall require; such promissory notes or other evidences of indebtedness may provide that advances be requested by telephone communication and by any officer, employee or agent of this corporation so long as the advances are deposited into any deposit account of this corporation with Bank; this corporation shall be bound to Bank by, and Bank may rely upon, any communication or act, including telephone communications, purporting to be done by any officer, employee or agent of this corporation provided that Bank believes, in good faith, that the same is done by such person.
         (b) To contract for the issuance by Bank of letters of credit, to discount with Bank notes, acceptances and evidences of indebtedness payable to or due this corporation, to endorse the same and execute such contracts and instruments for repayment thereof to Bank as Bank shall require, to enter into foreign exchange transactions with or through Bank, and to enter into interest rate hedging transactions with Bank in connection with any indebtedness authorized hereby.
         (c) To mortgage, encumber, pledge, convey, grant, assign or otherwise transfer all or any part of this corporation's real or personal property for the purpose of securing the payment of any of the promissory notes, contracts, instruments and other evidences of indebtedness authorized hereby, and to execute and deliver to Bank such deeds of trust, mortgages, pledge agreements, security agreements and/or other related documents as Bank shall require.
         (d) To perform all acts and to execute and deliver all documents described above and all other contracts and instruments which Bank deems necessary or convenient to accomplish the purposes of this resolution and/or to perfect or continue the rights, remedies and security interests to be given to Bank pursuant hereto, including without limitation, any modifications, renewals and/or extensions of any of this corporation's obligations to Bank, however evidenced; provided that the aggregate principal amount of all sums borrowed and credits established pursuant to this resolution shall not at any time exceed the sum of $1,000,000.00 outstanding and unpaid.
Loans made pursuant to a special resolution and loans made by offices of Bank other than the office to which this resolution is delivered shall be in addition to foregoing limitation.
BE IT FURTHER RESOLVED, that the authority hereby conferred is in addition to that conferred by any other resolution heretofore or hereafter delivered by this corporation to Bank and shall continue in full force and effect until Bank shall have received notice in writing, certified by the Secretary of this corporation, of the revocation hereof by a resolution duly adopted by the Board of Directors of this corporation. Any such

                                  Exhibit 10.16


revocation shall be effective only as to credit which is extended or committed by Bank, or actions which are taken by this corporation pursuant to the resolutions contained herein, subsequent to Bank's receipt of such notice. The authority hereby conferred shall be deemed retroactive, and any and all acts authorized herein which were performed prior to the passage of this resolution are hereby approved and ratified.


                                  CERTIFICATION


         I, Kevin P. Clark, Secretary of United Financial Corp., a corporation created and existing under the laws of the state of Minnesota, do hereby certify and declare that the foregoing is a full, true and correct copy of the resolutions duly passed and adopted by the Board of Directors of said corporation, by written consent of all Directors of said corporation or at a meeting of said Board duly and regularly called, noticed and held on December 23 2003, at which meeting a quorum of the Board of Directors was present and voted in favor of said resolutions; that said resolutions are now in full force and effect; that there is no provision in the Articles of Incorporation or Bylaws of said corporation, or any shareholder agreement, limiting the power of the Board of Directors of said corporation to pass the foregoing resolutions and that such resolutions are in conformity with the provisions of such Articles of Incorporation and Bylaws; and that no approval by the shareholders of, or of the outstanding shares of, said corporation is required with respect to the matters which are the subject of the foregoing resolutions.

         IN WITNESS WHEREOF, I have hereunto set my hand and, if required by Bank affixed the corporate seal of said corporation, as of N/A.


/s/ Kevin P. Clark
----------------------------
Kevin P. Clark
----------------------------, Secretary
(SEAL)

                                  Exhibit 10.16


WELLS FARGO                                            CERTIFICATE OF INCUMBENCY
TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

         The undersigned, Kevin P. Clark, Secretary of United Financial Corp., a corporation created and existing under the laws of the state of Minnesota, hereby certifies to Wells Fargo Bank, National Association ("Bank") that (a) the following named persons are duly elected officers of this corporation and presently hold the titles specified below, (b) said officers are authorized to act on behalf of this Corporation in transactions with Bank, and (c) the signature opposite each officer's name is his or her true signature:

TITLE                            NAME                 SIGNATURE

Chairman/CEO                     Kurt R. Weise        /s/ Kurt R. Weise
                                                      --------------------------

Sr. Vice President/Secretary     Kevin P. Clark       /s/ Kevin P. Clark
                                                      --------------------------

Sr. VP/Chief Credit Officer      Steve L. Feurt       /s/ Steve L. Feurt
                                                      --------------------------

Chief Financial Officer          Paula J. Delaney     /s/ Paula J. Delaney
                                                      --------------------------

Financial Officer/
Regulatory Reporting             Sheila K. Becker     /s/ Sheila K. Becker
                                                      --------------------------

Tax Accountant                   Robert L. Hurley     /s/ Robert L. Hurley
                                                      --------------------------

Admin. Assist/
SEC Compliance and Reporting     Maggie L. Slaker     /s/ Maggie L. Slaker
                                                      --------------------------

Financial Officer                Renae M. Johnson     /s/ Renae M. Johnson
                                                      --------------------------

         The undersigned further certifies that if any of the above-named officers change, or if, at any time, any of said officers are no longer authorized to act on behalf of this corporation in transactions with Bank, this corporation shall immediately provide to Bank a new Certificate of Incumbency.

Bank is hereby authorized to rely on this Certificate of Incumbency until a new Certificate of Incumbency certified by the Secretary of this corporation is received by Bank.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the corporate seal of said corporation as of N/A
(SEAL)


/s/ Kevin P. Clark
------------------------
Secretary


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